File Number: 2-28274
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933




                                                                  August 3, 2007
                              Pioneer Growth Shares
               Supplement to the May 1, 2007 Class A, B, C Shares
       and Class Y Shares Prospectuses, as in effect and as may be amended

A proposal to reorganize Pioneer Growth Shares into Pioneer Independence Fund is being submitted for approval by shareholders of Pioneer Growth Shares at a meeting anticipated to be held in the fourth quarter of 2007. Each fund is managed by Pioneer Investment Management, Inc. If approved by the shareholders of Pioneer Growth Shares, the reorganization is expected to close as soon as possible thereafter. There can be no assurance that the reorganization will be approved or, if approved, completed. Each fund's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both funds. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or their shareholders as a direct result of the reorganization.




                                                                   21089-00-0807
                                         (C)2007 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC